Exhibit 10.1

CONTRIBUTION, CONVEYANCE

AND ASSUMPTION AGREEMENT

BY AND AMONG

EL PASO PIPELINE PARTNERS, L.P.

EL PASO SNG HOLDING COMPANY, L.L.C.

EPPP SNG GP HOLDINGS, L.L.C.

EL PASO PIPELINE PARTNERS OPERATING COMPANY, L.L.C.

SOUTHERN NATURAL GAS COMPANY

EL PASO PIPELINE GP COMPANY, L.L.C

AND

EL PASO CORPORATION

June 30, 2010

TABLE OF CONTENTS

ARTICLE 1
DEFINITIONS

ARTICLE 2
CONTRIBUTIONS, ACKNOWLEDGMENTS AND DISTRIBUTIONS

Section 2.1	Contribution by EP SNG of Subject Interest Percentage to the Partnership	3

Section 2.2	Payment of the Consideration for the Subject Interest Percentage	3

Section 2.3	Contribution by the Partnership of the Subject Interest Percentage to the Operating Company	3

Section 2.4	Capital Contribution of EPP GP to the Partnership.	4

Section 2.5	Issuance of General Partner Units.	4

Section 2.6	Contribution by the Operating Company of the Subject Interest Percentage to EPPP SNG	4

ARTICLE 3
FURTHER ASSURANCES

Section 3.1	Further Assurances	4

Section 3.2	Other Assurances	4

ARTICLE 4
CLOSING TIME

ARTICLE 5
MISCELLANEOUS

Section 5.1	Order of Completion of Transactions	5

Section 5.2	Headings; References; Interpretation	5

Section 5.3	Successors and Assigns	5

Section 5.4	No Third Party Rights	5

Section 5.5	Counterparts	5

Section 5.6	Governing Law	5

Section 5.7	Severability	5

Section 5.8	Amendment or Modification	6

Section 5.9	Integration	6

Section 5.10	Deed; Bill of Sale; Assignment	6

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CONTRIBUTION, CONVEYANCE
AND ASSUMPTION AGREEMENT

This CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT (this “Agreement”), dated as of June 30, 2010, is entered into by and among El Paso Pipeline Partners, L.P., a Delaware limited partnership (the “Partnership”), El Paso SNG Holding Company, L.L.C., a Delaware limited liability company and direct wholly-owned subsidiary of El Paso Corporation (“EP SNG”), El Paso Pipeline GP Company, L.L.C., a Delaware limited liability company and an indirect wholly-owned subsidiary of El Paso (“EPP GP”), EPPP SNG GP Holdings, L.L.C., a Delaware limited liability company and an indirect wholly-owned subsidiary of the Partnership (“EPPP SNG”), El Paso Pipeline Partners Operating Company, L.L.C., a Delaware limited liability company and direct wholly-owned subsidiary of the Partnership (the “Operating Company”), Southern Natural Gas Company, a Delaware general partnership (“SNG”), and El Paso Corporation, a Delaware corporation (“El Paso”).  The parties to this Agreement are collectively referred to herein as the “Parties.”  El Paso and EP SNG, are referred to herein collectively as the “Contributing Parties.” Capitalized terms used herein shall have the meanings assigned to such terms in Section 1.1.

RECITALS

WHEREAS, the Contributing Parties desire to transfer to the Partnership a general partner interest in SNG (the “Subject Interest”) pursuant to the terms of the Contribution Agreement (as defined below) and this Agreement; and

WHEREAS, EP SNG owns a 59% general partner interest in SNG and EPPP SNG owns a 41% general partner interest in SNG; and

WHEREAS, after giving effect to the completion of the contribution of the Subject Interest referred to above pursuant to the terms of this Agreement and the Contribution Agreement, EP SNG will own 55% of the general partner interest in SNG and EPPP SNG will own 45% of the general partner interest in SNG; and

WHEREAS, in order to accomplish the objectives and purposes in the preceding recitals, and to effect the intent of the Parties in connection with the consummation of the transactions contemplated hereby, the following actions have been taken prior to the date hereof:

1.           The Partnership, EP SNG, EPPP SNG, the Operating Company, SNG and El Paso entered into that certain Contribution Agreement (the “Contribution Agreement”), dated June 17, 2010, pursuant to which the Partnership agreed to acquire an interest in SNG representing at least a 16% general partner interest from the Contributing Parties for aggregate consideration of $394 million.

2.           The Contribution Agreement provides that prior to 90 days after the date of Contribution Agreement, the Partnership would have the option to purchase up to an additional 4% general partner interest in SNG subject to the terms and conditions set forth in the Contribution Agreement (the “SNG Option”).

3.           On June 23, 2010, the Partnership acquired a 16% general partner interest in SNG pursuant to the terms of the Contribution Agreement.

4.           On June 28, 2010, the Board of Directors of EPP GP elected to acquire an additional 4% general partner interest in SNG pursuant to the exercise of the SNG Option.

WHEREAS, concurrently with the consummation of the transactions contemplated hereby (the “Closing”), each of the following shall occur:

1.    EP SNG will contribute the Subject Interest to the Partnership in exchange for cash from the Partnership in the amount of $98.4 million, as may be adjusted pursuant to the Contribution Agreement (the “Consideration”).

2.    The Partnership will contribute the Subject Interest to the Operating Company.

3.    The Operating Company will contribute the Subject Interest to EPPP SNG.

4.    The partnership agreements, limited partnership agreements and limited liability company agreements of the aforementioned entities will be amended to the extent necessary to reflect the matters and transactions mentioned in this Agreement.

NOW, THEREFORE, in consideration of their mutual undertakings and agreements hereunder, the Parties undertake and agree as follows:

ARTICLE 1
DEFINITIONS

Section 1.1     The following capitalized terms shall have the meanings given below.

(a)	“Agreement” has the meaning assigned to such term in the first paragraph of this Agreement.

(b)	“Consideration” has the meaning assigned to such term in the recitals.

(c)	“Closing” has the meaning assigned to such term in the recitals.

(d)	“Closing Time” shall mean 9:00 a.m. Houston, Texas time on the date of Closing.

(e)	“Contributing Parties” has the meaning assigned to such term in the first paragraph of this Agreement.

(f)	“Contribution Agreement” has the meaning assigned to such term in the recitals.

(g)	“El Paso” has the meaning assigned to such term in the first paragraph of this Agreement.

(h)	“EP SNG” has the meaning assigned to such term in the first paragraph of this Agreement.

(i)	“EPP GP” has the meaning assigned to such term in the first paragraph of this Agreement.

(j)	“EPPP SNG” has the meaning assigned to such term in the first paragraph of this Agreement.

(k)	“General Partner Units” has the meaning assigned to such term in the Partnership Agreement.

(l)	“Operating Company” has the meaning assigned to such term in the first paragraph of this Agreement.

(m)	“Overallotment Exercise” shall mean the issuance of 1,500,000 Common Units of the Partnership pursuant to the terms of the Underwriting Agreement dated June 18, 2010 between the Partnership and the Underwriters set forth therein.

(n)	“Parties” has the meaning assigned to such term in the first paragraph of this Agreement.

(o)	“Partnership” has the meaning assigned to such term in the first paragraph of this Agreement.

(p)	“Partnership Agreement” means the First Amended and Restated Agreement of Limited Partnership of El Paso Pipeline Partners, L.P., dated as of November 21, 2007, as amended by Amendment No. 1 thereto, dated as of July 28, 2008.

(q)	“SNG” has the meaning assigned to such term in the first paragraph of this Agreement.

(r)	“SNG Option” has the meaning assigned to such term in the recitals.

(s)	“Subject Interest” has the meaning assigned to such term in the recitals.

(t)	"Subject Interest Percentage" means 4% of the general partner interest in SNG.

ARTICLE 2
CONTRIBUTIONS, ACKNOWLEDGMENTS AND DISTRIBUTIONS

Section 2.1   Contribution by EP SNG of the Subject Interest Percentage to the Partnership.

EP SNG hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to the Partnership, its successors and assigns, for its and their own use forever, all right title and interest in and to the Subject Interest Percentage, and the Partnership hereby accepts the Subject Interest Percentage from EP SNG.

Section 2.2   Payment of the Consideration for the Subject Interest Percentage.

The Parties acknowledge that the Partnership has paid the Consideration to EP SNG for the Subject Interest Percentage.  EP SNG hereby acknowledges receipt of the Consideration for the Subject Interest Percentage.

Section 2.3   Contribution by the Partnership of the Subject Interest Percentage to the Operating Company. The Partnership hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to the Operating Company, its successors and assigns, for its and their own use forever, all right, title and interest in and to the Subject Interest Percentage, and the Operating Company hereby accepts such contribution from the Partnership.

Section 2.4   Capital Contribution of EPP GP to the Partnership. The Parties acknowledge that EPP GP has contributed approximately $881,626 in cash to the Partnership (representing an amount equal to 2/98ths of the aggregate capital contribution to the Partnership attributable to the Overallotment Exercise) in exchange for a proportionate number of General Partner Units in the Partnership and an increase in the capital account of EPP GP by the amount of such cash contribution

Section 2.5   Issuance of General Partner Units. The Parties acknowledge that the Partnership has issued 30,612 General Partner Units (which number of units is equal to 2/98ths of the aggregate number of Common Units issued in the Overallotment Exercise) to EPP GP.  EPP GP acknowledges receipt of such General Partner Units.

Section 2.6   Contribution by the Operating Company of the Subject Interest Percentage to EPPP SNG. The Operating Company hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to EPPP SNG, its successors and assigns, for its and their own use forever, all right, title and interest in and to the Subject Interest Percentage, and EPPP SNG hereby accepts such contribution from the Operating Company.

ARTICLE 3
FURTHER ASSURANCES

Section 3.1   Further Assurances.  From time to time after the Closing Time and without any further consideration, the Parties agree to execute, acknowledge and deliver all such additional deeds, assignments, bills of sale, conveyances, instruments, notices, releases, acquittances and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate (a) to more fully to assure that the applicable Parties own all of the properties, rights, titles, interests, estates, remedies, powers and privileges granted by this Agreement, or which are intended to be so granted, or (b) to more fully and effectively vest in the applicable Parties and their respective successors and assigns beneficial and record title to the interests contributed and assigned by this Agreement or intended so to be and to more fully and effectively carry out the purposes and intent of this Agreement.

Section 3.2   Other Assurances.  From time to time after the Closing Time and without any further consideration, each of the Parties shall execute, acknowledge and deliver all such additional instruments, notices and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate to more fully and effectively carry out the purposes and intent of this Agreement.  It is the express intent of the Parties that the Partnership or its subsidiaries own the Subject Interest that is identified in this Agreement.

ARTICLE 4
CLOSING TIME

Notwithstanding anything contained in this Agreement to the contrary, none of the provisions of Article 2 or Article 3 of this Agreement shall be operative or have any effect until the Closing Time at which time all the provisions of Article 2 and Article 3 of this Agreement shall be effective and operative in accordance with Article 5, without further action by any Party hereto.

ARTICLE 5
MISCELLANEOUS

Section 5.1   Order of Completion of Transactions.  The transactions provided for in Article 2 and Article 3 of this Agreement shall be completed immediately following the Closing Time in the following order: first, the transactions provided for in Article 2 shall be completed in the order set forth therein; and second, following the completion of the transactions as provided in Article 2, the transactions, if they occur, provided for in Article 3 shall be completed.

Section 5.2   Headings; References; Interpretation.  All Article and Section headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof.  The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement.  All references herein to Articles and Sections shall, unless the context requires a different construction, be deemed to be references to the Articles and Sections of this Agreement.  All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders, and the singular shall include the plural and vice versa.  The use herein of the word “including” following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation”, “but not limited to”, or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.

Section 5.3   Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.

Section 5.4   No Third Party Rights.  The provisions of this Agreement are intended to bind the Parties as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies and no person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.

Section 5.5   Counterparts.  This Agreement may be executed in any number of counterparts, all of which together shall constitute one agreement binding on the Parties hereto.

Section 5.6   Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas.

Section 5.7   Severability.  If any of the provisions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement. Instead, this Agreement shall be construed as if it did not contain the particular provision or provisions held to be invalid and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the Parties as expressed in this Agreement at the time of execution of this Agreement.

Section 5.8   Amendment or Modification.  This Agreement may be amended or modified from time to time only by the written agreement of all the Parties. Each such instrument shall be reduced to writing and shall be designated on its face as an Amendment to this Agreement.

Section 5.9   Integration.  This Agreement and the instruments referenced herein supersede all previous understandings or agreements among the Parties, whether oral or written, with respect to their subject matter. This document and such instruments contain the entire understanding of the Parties with respect to the subject matter hereof and thereof. No understanding, representation, promise or agreement, whether oral or written, is intended to be or shall be included in or form part of this Agreement unless it is contained in a written amendment hereto executed by the Parties hereto after the date of this Agreement.

Section 5.10      Deed; Bill of Sale; Assignment.  To the extent required and permitted by applicable law, this Agreement shall also constitute a “deed,” “bill of sale” or “assignment” of the assets and interests referenced herein.

[Signature page follows]

IN WITNESS WHEREOF, this Agreement has been duly executed by the Parties hereto as of the date first above written.

EL PASO PIPELINE PARTNERS, L.P.

By: El Paso Pipeline GP Company, L.L.C., its general partner

By:	/s/ James C. Yardley
Name:	James C. Yardley
Title:	President and Chief Executive Officer

EL PASO SNG HOLDING COMPANY, L.L.C.

By:	/s/ James C. Yardley
Name:	James C. Yardley
Title:	President

EPPP SNG GP HOLDINGS, L.L.C.

By:	/s/ James C. Yardley
Name:	James C. Yardley
Title:	President

EL PASO PIPELINE PARTNERS OPERATING COMPANY, L.L.C.

By:	/s/ James C. Yardley
Name:	James C. Yardley
Title:	President and Chief Executive Officer

SOUTHERN NATURAL GAS COMPANY

By:	/s/ James C. Yardley
Name:	James C. Yardley
Title:	President

EL PASO PIPELINE GP COMPANY, L.L.C.

By:	/s/ James C. Yardley
Name:	James C. Yardley
Title:	President and Chief Executive Officer

EL PASO CORPORATION

By:	/s/ D. Mark Leland
Name:	D. Mark Leland
Title:	Executive Vice President